UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) April 24, 2015

ESCALADE, INCORPORATED

(Exact Name of Registrant as Specified in Its Charter)

Indiana

(State or Other Jurisdiction of Incorporation)

0-6996	13-2739290
(Commission File Number)	(IRS Employer Identification No.)

817 Maxwell Ave, Evansville, Indiana	47711
(Address of Principal Executive Offices)	(Zip Code)

(812) 467-4449

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.07 – Submission of Matters to a Vote of Security Holders

On April 24, 2015, Escalade, Incorporated (the “Company”) held its Annual Meeting of Stockholders for which the Board of Directors solicited proxies. At the Annual Meeting, the stockholders voted on the election of directors, the appointment of the Company’s independent registered public accounting firm for the Company’s 2015 fiscal year, the approval, by non-binding vote of the compensation of named executive officers.

In the election of directors, as described in the Company’s proxy statement relating to the Annual Meeting, the six incumbent directors whose terms were expiring were nominated for reelection for a one-year term and one director nominee was nominated for election for a one-year term. The results of the voting in the election of directors are as follows:

	Number of Votes
Director Nominee	For	Withheld

Richard Ballmann, Jr.	7,947,177	125,332
Walter Glazer, Jr.	7,951,249	121,260
Patrick Griffin	7,133,910	938,599
Robert Keller	7,234,565	837,944
George Savitsky	7,946,547	125,962
Richard D. White	7,946,974	125,535
Edward E. Williams	7,946,974	125,535

Therefore, Messrs. Richard Baalmann, Jr., Walter Glazer, Jr., Patrick Griffin, Robert Keller, George Savitsky, Richard White, and Edward Williams were elected to the Board. There were 4,717,658 broker non-votes with respect to the election of each of the nominees.

As to the appointment of the firm, BKD, LLP, to serve as the Company’s independent registered public accounting firm for the Company’s 2015 fiscal year, the Company’s stockholders ratified such appointment by a vote of 12,721,106 shares FOR, 22,202 shares AGAINST, and 46,859 shares ABSTAINED, with no broker non-votes. Therefore, the appointment of BKD, LLP was approved.

As to the approval, by non-binding vote, of the compensation of our named executive officers the Company’s stockholders ratified by a vote of 7,646,300 shares FOR, 404,913 shares AGAINST, and 21,296 shares ABSTAINED. There were 4,717,658 broker non-votes. Therefore the compensation for our named executive officers was approved, by non-binding vote.

Section 8 – Other Events

Item 8.01 Other Events.

Following the Annual Meeting of Stockholders, the Board of Directors met and elected Richard D. White to be the independent Chairman of the Board. Mr. White succeeds Robert E. Griffin who, as previously disclosed, retired from the Board of Directors effective as of the Annual Meeting and did not seek reelection. Mr. Griffin served the Company in various capacities for over 45 years.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Escalade, Incorporated has duly caused this report to be signed on its behalf in Evansville, Indiana by the undersigned hereunto duly authorized.

Date: April 29, 2015	ESCALADE, INCORPORATED

	By:	/s/ Stephen R. Wawrin
Vice President Finance, Chief Financial Officer and Secretary